[Logo] M F S (R)
INVESTMENT MANAGEMENT                                        SEMIANNUAL REPORT
  We invented the mutual fund(R)                             JUNE 30, 2000




                               [Graphic Omitted]

                              A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) LIMITED
                              MATURITY SERIES


MFS(R) LIMITED MATURITY SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                                 INVESTMENT ADVISER
Jeffrey L. Shames* - Chairman and Chief Executive        Massachusetts Financial Services Company
Officer, MFS Investment Management(R)                    500 Boylston Street
                                                         Boston, MA 02116-3741
Nelson J. Darling, Jr.+ - Private investor and
trustee                                                  DISTRIBUTOR
                                                         MFS Fund Distributors, Inc.
William R. Gutow+ - Private investor and real            500 Boylston Street
estate consultant; Vice Chairman, Capitol                Boston, MA 02116-3741
Entertainment Management Company (video franchise)
                                                         INVESTOR SERVICE
CHAIRMAN AND PRESIDENT                                   MFS Service Center, Inc.
Jeffrey L. Shames*                                       P.O. Box 2281
                                                         Boston, MA 02107-9906
PORTFOLIO MANAGER
James J. Calmas*                                         For additional information,
                                                         contact your investment professional.
TREASURER
James O. Yost*                                           CUSTODIAN
                                                         State Street Bank and Trust Company
ASSISTANT TREASURERS
Mark E. Bradley*                                         WORLD WIDE WEB
Ellen Moynihan*                                          www.mfs.com

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


* MFS Investment Management
+ Independent Trustee


--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1. VOLATILITY CAN BE A GOOD THING
We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high stock prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2. INVEST FOR THE LONG TERM
You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- 5, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3. INVEST REGULARLY
Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into which portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares. And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the share cost fluctuates, you end up with an average share cost to you that is lower than the average share price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4. DIVERSIFY
One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, by moving money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in 7 out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in 7 out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 17, 2000

(1) The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.

(2) Source: Lipper Inc. Decade performance: '80s -- 12/31/79-12/31/89,
    '90s -- 12/31/89-12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended June 30, 2000, the series provided a total return of 2.34%, including the reinvestment of any distributions. This compares to a 2.95% return for the series' benchmark, the Lehman Brothers One- to Three-Year Government/Corporate Bond Index (the Lehman Index), a total return index consisting of all U.S. government-agency, Treasury, and investment-grade corporate debt securities with maturities of one to three years.

Rising interest rates and persistent inflation worries put pressure on nearly all bonds, with the exception of long-term U.S. Treasury securities. The Federal Reserve Board (the Fed) continued to raise short-term interest rates over the past six months in an effort to curb economic growth and stave off inflationary pressures. As interest rates moved higher, bond yields rose and bond prices fell.

In contrast to most other types of bonds, long-term Treasury bonds rallied during the past year as their supply diminished and demand grew. Swelling federal budget surpluses prompted the U.S. Treasury to limit the size and frequency of its auctions of new debt and to buy back nearly $30 billion of Treasury bonds outstanding in the first four months of 2000. The anticipated scarcity of long-term Treasury bonds caused them to rally even as short-term interest rates kept climbing and most other fixed-income investments lost ground. The series' underweighting in Treasury securities versus the Lehman Index caused the series to trail its benchmark over the past six months.

In addition to rising interest rates, a number of technical challenges plagued corporate bonds. Increased stock market volatility and the inversion of the yield curve caused the difference in yield (the spread) between Treasuries and corporate securities to remain wide during the past six months, keeping corporate bond prices low. Despite the recent disappointing performance of corporate bonds, however, we maintained our holdings in them because we believe that strong economic conditions will continue to support strong corporate business fundamentals. In our view, good news on the fundamental front eventually will overwhelm the negative market backdrop stemming from reduced Treasury supply, higher interest rates, and periodic concerns about corporate earnings.

During the period, we favored bonds issued by telecommunications and cable companies. The promise of the Internet, the explosion in demand for cellular and data transmission, and the ongoing convergence of telecommunications and cable companies have helped boost their prospects. Some of our largest holdings in these areas include Sprint Spectrum and Comcast.

Asset-backed securities held up much better than corporate bonds over the past year. Asset-backed securities are credit card receivables, home equity loans, and auto loans. Approximately 17% of the portfolio's assets are invested in these bonds. The reasons why we own them were the same factors that helped their recent performance: their high "AAA"-rated quality and attractive yields. In addition, personal income growth helped push delinquencies and bankruptcies lower and supply of asset-backed securities diminished in the first quarter of 2000.

Throughout much of the period, we kept the series' duration, which is an indicator of interest-rate sensitivity, in line with the Lehman Index. We take a neutral positioning when we don't have a strong conviction about the direction of interest rates.

While we don't foresee major credit-related problems for most of the corporate bond market, we do believe that there will be a gradual rise in default rates over the next year or so and that the market will continue to severely penalize those that stumble. That's why we have increased the series' stake in higher-grade bonds, those rated "A" to "AAA." That said, occasionally we have found attractively priced opportunities among lower-rated, investment-grade bonds ("BBB"-rated) that carried enough yield, in our view, to compensate for their added credit risk.

With the U.S. economy posting continued strong economic growth and many other areas of the world enjoying an economic rebound, we believe that the Fed may continue to raise interest rates as it battles potential inflationary pressures. The positive effects of a reduced Treasury supply already appear to be priced into Treasuries. Given that assumption, we believe that corporate, asset-backed, and mortgage-backed securities will begin to close the yield gap with Treasuries and outpace them in the process. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) Furthermore, their yield advantage over Treasuries may help cushion corporate and asset-backed securities against rising rates. Even if rates remain stable at present levels, the higher yields offered by corporate and asset-backed securities may help them outperform Treasuries.

    Respectfully,

/s/ James J. Calmas

    James J. Calmas
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

James J. Calmas is Vice President of MFS Investment Management(R) and portfolio manager of MFS(R) Limited Maturity Fund, and MFS(R) Limited Maturity Series (part of MFS(R) Variable Insurance Trust(SM)).

Mr. Calmas joined MFS in 1988 and was named Assistant Vice President in 1991, Vice President in 1993, and portfolio manager in 1998. He is a graduate of Dartmouth College and holds an M.B.A. degree from the Amos Tuck School of Business Administration of Dartmouth College.

All portfolio managers at MFS Investment Management(R) are supported by an investment staff of over 100 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including all charges and expenses, for any MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks primarily to provide as high a level of current income as is believed to be consistent with prudent investment risk, and secondarily seeks to protect shareholders' capital.

Commencement of investment operations: August 14, 1996

Size: $1.5 million net assets as of June 30, 2000

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including the reinvestment of dividends. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2000

                             6 Months        1 Year       3 Years         Life*
-------------------------------------------------------------------------------
Cumulative Total Return        +2.34%        +3.74%       +14.07%       +20.08%
-------------------------------------------------------------------------------
Average Annual Total Return      --          +3.74%       + 4.49%       + 4.83%
-------------------------------------------------------------------------------
* For the period from the commencement of the series' investment operations, August 14, 1996, through June 30, 2000.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2000

Bonds - 83.7%
-------------------------------------------------------------------------------------------------------
                                                                 PRINCIPAL AMOUNT
ISSUER                                                              (000 OMITTED)                 VALUE
-------------------------------------------------------------------------------------------------------
U.S. Bonds - 78.9%
  Aerospace and Defense - 1.1%
    Raytheon Co., 5.7s, 2003                                               $   17            $   15,917
-------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 1.5%
    Great Western Financial Corp., 6.375s, 2000                            $   22            $   22,000
-------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.6%
    Hasbro, Inc., 7.95s, 2003                                              $   10            $    9,895
-------------------------------------------------------------------------------------------------------
  Corporate Asset Backed - 16.7%
    Americredit Automobile Receivable Trust, 5.78s, 2003                   $   35            $   34,561
    BankBoston Home Equity Loan Trust, 5.89s, 2013                             17                16,713
    Case Equipment Receivables Trust, 5.285s, 2002                              9                 8,807
    Commonwealth Edison Transition Funding Trust, 5.29s, 2003                  14                13,365
    DLJ Mortgage Acceptance Corp., 8.1s, 2004                                  25                25,455
    First Chicago Master Trust II, 6.931s, 2003                                25                25,047
    Ford Credit Auto Owner Trust, 5.31s, 2001                                   0                   188
    Ford Credit Auto Owner Trust, 6.2s, 2002                                   25                25,160
    Green Tree Financial Corp., 6.04s, 2029                                     5                 5,094
    Green Tree Financial Corp., 6.39s, 2029                                     7                 6,721
    Morgan Stanley Capital I, Inc., 6.01s, 2030                                18                17,002
    Premier Auto Trust, 5.88s, 2001                                            14                14,426
    Student Loan Trust, 6.314s, 2004                                           10                 9,490
    Student Loan Trust, 6.514s, 2009                                           30                29,651
    Time Warner Pass-Through Asset Trust, 6.1s, 2001##                         19                18,637
                                                                                             ----------
                                                                                             $  250,317
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 1.1%
    KFW International Finance, Inc., 9.4s, 2004                            $   15            $   16,204
-------------------------------------------------------------------------------------------------------
  Financial Services - 1.0%
    National Rural Utilities Cooperative Finance, 7.375s, 2003             $   15            $   15,053
-------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 3.7%
    Coca-Cola Bottling, 8.56s, 2002                                        $   29            $   29,571
    Whitman Corp., 6s, 2004                                                    28                25,960
                                                                                             ----------
                                                                                             $   55,531
-------------------------------------------------------------------------------------------------------
  Railroads - 1.5%
    Union Pacific Corp., 5.78s, 2001                                       $    3            $    2,931
    Union Pacific Corp., 6.34s, 2003                                           21                20,135
                                                                                             ----------
                                                                                             $   23,066
-------------------------------------------------------------------------------------------------------
  Supermarkets - 1.3%
    Safeway, Inc., 5.875s, 2001                                            $   20            $   19,591
-------------------------------------------------------------------------------------------------------
  Telecommunications - 8.2%
    Comcast Corp., 9.125s, 2006                                            $   28            $   29,313
    Sprint Spectrum LP, 11s, 2006                                              34                37,201
    Telecomunica De Puerto Rico, 6.15s, 2002                                   30                29,067
    United Telecommunications Co., 9.5s, 2003                                  26                27,069
                                                                                             ----------
                                                                                             $  122,650
-------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 35.9%
    U.S. Treasury Notes, 6.5s, 2002                                        $  275            $  275,171
    U.S. Treasury Notes, 5.875s, 2004                                         190               187,239
    U.S. Treasury Notes, 6.75s, 2005                                           75                76,746
                                                                                             ----------
                                                                                             $  539,156
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 4.9%
    California Infrastructure, 6.17s, 2003                                 $   21            $   20,418
    CMS Panhandle Holding Co., 6.125s, 2004                                    18                16,919
    Entergy Mississippi, Inc., 6.2s, 2004                                      30                28,453
    Narragansett Electric Co., 7.83s, 2002                                      7                 7,092
                                                                                             ----------
                                                                                             $   72,882
-------------------------------------------------------------------------------------------------------
  Utilities - Gas - 1.4%
    Columbia Gas Systems, Inc., 6.39s, 2000                                $   21            $   20,890
-------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                             $1,183,152
-------------------------------------------------------------------------------------------------------
Foreign Bonds - 4.8%
  Australia - 0.9%
    Westpac Banking, 9.125s, 2001 (Banks and Credit Cos.)                  $   13            $   13,234
-------------------------------------------------------------------------------------------------------
  Canada - 1.6%
    MetroNet Communications Corp., 12s, 2007 (Telecommunications)          $   22            $   24,832
-------------------------------------------------------------------------------------------------------
  Germany - 2.3%
    Bayerische Landesbank Girozent, 5.625s, 2001 (Banks
      and Credit Cos.)                                                     $   35            $   34,680
-------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                          $   72,746
-------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $1,267,259)                                                    $1,255,898
-------------------------------------------------------------------------------------------------------
Short-Term Obligations - 15.1%
-------------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 7/03/00, at Amortized Cost                 $  227            $  226,917
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,494,176)                                              $1,482,815
Other Assets, Less Liabilities - 1.2%                                                            18,160
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $1,500,975
-------------------------------------------------------------------------------------------------------
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JUNE 30, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,494,176)                $1,482,815
  Cash                                                                    9,457
  Receivable for series shares sold                                           7
  Interest receivable                                                    18,825
  Deferred organization expenses                                          2,085
                                                                     ----------
      Total assets                                                   $1,513,189
                                                                     ----------
Liabilities:
  Payable for series shares reacquired                               $   10,163
  Payable to affiliates -
    Management fee                                                           23
    Reimbursement fee                                                        19
  Accrued expenses and other liabilities                                  2,009
                                                                     ----------
      Total liabilities                                              $   12,214
                                                                     ----------
Net assets                                                           $1,500,975
                                                                     ==========
Net assets consist of:
  Paid-in capital                                                    $1,529,436
  Unrealized depreciation on investments                                (11,361)
  Accumulated net realized loss on investments                          (69,164)
  Accumulated undistributed net investment income                        52,064
                                                                     ----------
      Total                                                          $1,500,975
                                                                     ==========
Shares of beneficial interest outstanding                             149,477
                                                                      =======
Net asset value per share:
  (net assets / shares of beneficial interest outstanding)             $10.04
                                                                       ======
See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2000
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                      $ 61,234
                                                                       --------
  Expenses -
    Management fee                                                     $  5,044
    Trustees' compensation                                                1,090
    Shareholder servicing agent fee                                         322
    Administrative fee                                                      147
    Custodian fee                                                         3,227
    Printing                                                              3,524
    Auditing fees                                                         8,700
    Legal fees                                                              426
    Amortization of organization expenses                                   913
    Miscellaneous                                                           442
                                                                       --------
      Total expenses                                                   $ 23,835
    Fees paid indirectly                                                   (176)
    Reduction of expenses by investment adviser                         (14,489)
                                                                       --------
      Net expenses                                                     $  9,170
                                                                       --------
        Net investment income                                          $ 52,064
                                                                       --------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) on investment
    transactions                                                       $(35,134)
  Change in unrealized appreciation on investments                       27,674
                                                                       --------
        Net realized and unrealized loss on investments                $ (7,460)
                                                                       --------
          Increase in net assets from operations                       $ 44,604
                                                                       ========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
                                                         SIX MONTHS ENDED                   YEAR ENDED
                                                            JUNE 30, 2000            DECEMBER 31, 1999
                                                              (UNAUDITED)
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                        $   52,064                   $  124,786
  Net realized loss on investments                                (35,134)                     (34,021)
  Net unrealized gain (loss) on investments                        27,674                      (35,781)
                                                               ----------                   ----------
    Increase in net assets from operations                     $   44,604                   $   54,984
                                                               ----------                   ----------
Distributions declared to shareholders -
  From net investment income                                   $     --                     $ (124,786)
  Paid-in capital                                                    --                           (268)
                                                               ----------                   ----------
    Total distributions declared to shareholders               $     --                     $ (125,054)
                                                               ----------                   ----------
Net increase in net assets from series share transactions      $ (778,186)                  $  478,345
                                                               ----------                   ----------
      Total increase (decrease) in net assets                  $ (733,582)                  $  408,275
Net assets:
  At beginning of period                                        2,234,557                    1,826,282
                                                               ----------                   ----------
  At end of period (including accumulated undistributed
    net investment income of $52,064 and $0,
    respectively)                                              $1,500,975                   $2,234,557
                                                               ==========                   ==========
See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,                   PERIOD ENDED
                                     SIX MONTHS ENDED       --------------------------------------------        DECEMBER 31,
                                        JUNE 30, 2000             1999             1998             1997               1996*
                                          (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period          $ 9.81           $10.16           $10.01           $10.01              $10.00
                                               ------           ------           ------           ------              ------
Income from investment operations# -
  Net investment income(S)                     $ 0.28           $ 0.54           $ 0.55           $ 0.62              $ 0.25
  Net realized and unrealized gain (loss)
    on investments                              (0.05)           (0.31)           (0.01)           (0.01)               0.01
                                               ------           ------           ------           ------              ------
    Total from investment operations           $ 0.23           $ 0.23           $ 0.54           $ 0.61              $ 0.26
                                               ------           ------           ------           ------              ------
Less distributions declared to shareholders -
  From net investment income                   $  --            $(0.58)          $(0.38)          $(0.60)             $(0.25)
  From net realized gain on investments           --               --             (0.01)           (0.01)                --
  In excess of net investment income              --               --             (0.00)+++          --                  --
  From paid-in capital                            --             (0.00)+++          --               --                  --
                                               ------           ------           ------           ------              ------
    Total distributions declared to
      shareholders                             $  --            $(0.58)          $(0.39)          $(0.61)             $(0.25)
                                               ------           ------           ------           ------              ------
Net asset value - end of period                $10.04           $ 9.81           $10.16           $10.01              $10.01
                                               ======           ======           ======           ======              ======
Total return                                     2.34%++          2.26%            5.42%            6.08%               2.61%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                     1.02%+           1.00%            1.03%            1.02%               1.03%+
  Net investment income                          5.69%+           5.16%            5.34%            6.13%               6.61%+
Portfolio turnover                                 59%             103%              94%             167%                109%
Net assets at end of period (000 omitted)      $1,501           $2,235           $1,826             $701                $523

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.45% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
        Net investment income                  $ 0.20           $ 0.39           $ 0.38           $ 0.10              $ 0.01
        Ratios (to average net assets):
          Expenses##                             2.60%+           2.48%            2.64%            6.20%               7.55%+
          Net investment income                  4.11%+           3.68%            3.73%            0.95%               0.09%+
    * For the period from the commencement of the series' investment operations, August 14, 1996, through December 31, 1996.
    + Annualized.
   ++ Not annualized.
  +++ Per share amount was less than $0.01.
    # Per share data are based on average shares outstanding.
   ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS  (Unaudited)

(1) Business and Organization
MFS Limited Maturity Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as an open-end management investment company.

The shareholders of each series of the trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 2000, there were 6 shareholders in the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities, for which there are no such quotations or valuations, are valued in good faith, at fair value, by the Trustees.

Deferred Organization Expenses - Costs incurred by the series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of series operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and requires those only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.55% of the series' average daily net assets.

The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all the series' operating expenses, exclusive of management fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.45% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 2000, the aggregate expenses owed to MFS by the series amounted to $112,156.

The series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series incurs an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, were as follows:

                                                  PURCHASES             SALES
-----------------------------------------------------------------------------
U.S. government securities                         $750,139        $  686,892
                                                   --------        ----------
Investments (non-U.S. government securities)       $250,820        $1,158,242
                                                   --------        ----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $1,494,176
                                                                   ----------
Gross unrealized depreciation                                      $  (15,091)
Gross unrealized appreciation                                           3,730
                                                                   ----------
    Net unrealized depreciation                                    $  (11,361)
                                                                   ==========

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

                                       SIX MONTHS ENDED JUNE 30, 2000      YEAR ENDED DECEMBER 31, 1999
                                       ------------------------------     -----------------------------
                                              SHARES           AMOUNT          SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                                   24,934      $   245,880         180,166       $ 1,844,305
Shares issued to shareholders in
  reinvestment of distributions                 --              --             12,742           124,999
Shares reacquired                           (103,354)      (1,024,066)       (144,715)       (1,490,959)
                                            --------      -----------         -------       -----------
    Net decrease                             (78,420)     $  (778,186)         48,193       $   478,345
                                            ========      ===========         =======       ===========

(6) Line of Credit
The series and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2000, was $5. The series had no borrowings during the period.

(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.
                                                              VLM-3  8/00   275